Summary Prospectus
February 28, 2013
Share Class	Ticker
A	FGSAX
B	FGSBX
C	FGSCX
R	FGSKX
Institutional	FGSIX
Federated MDT Mid Cap Growth Strategies Fund
(formerly, Federated Mid Cap Growth Strategies Fund)

A Portfolio of Federated Equity Funds

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2013, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking appreciation of capital by investing primarily in mid cap growth equity securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated MDT Mid Cap Growth Strategies Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is appreciation of capital.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares (A), Class B Shares (B), Class C Shares (C), Class R Shares (R) and Institutional Shares (IS). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 7.
Shareholder Fees (fees paid directly from your investment)	A	B	C	R	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	None	0.75%	0.75%	0.50%	None
Other Expenses	0.65%	0.78%	0.67%	0.56%	0.33%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.41%	2.29%	2.18%	1.82%	1.09%
Fee Waivers and/or Expense Reimbursements[1]	0.18%	0.31%	0.20%	0.09%	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.23%	1.98%	1.98%	1.73%	0.98%
1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's A, B, C, R and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 1.97%, 1.97%, 1.72% and 0.97% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) March 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$686	$972	$1,279	$2,148
Expenses assuming no redemption	$686	$972	$1,279	$2,148
B:
Expenses assuming redemption	$782	$1,115	$1,425	$2,405
Expenses assuming no redemption	$232	$715	$1,225	$2,405
C:
Expenses assuming redemption	$321	$682	$1,170	$2,513
Expenses assuming no redemption	$221	$682	$1,170	$2,513
R:
Expenses assuming redemption	$185	$573	$985	$2,137
Expenses assuming no redemption	$185	$573	$985	$2,137
IS:
Expenses assuming redemption	$111	$347	$601	$1,329
Expenses assuming no redemption	$111	$347	$601	$1,329
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in domestic, mid-cap common stocks that offer superior growth prospects. The investment adviser's investment strategy utilizes a mid-cap growth approach by selecting most of its investments from companies listed in the Russell Midcap Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe. The Fund normally invests 80% of its assets in stocks of mid-cap companies. The Fund considers mid-cap companies to be those of a size similar to companies listed in the Russell Midcap Growth Index. As of October 31, 2012, the market capitalization of companies in the Russell Midcap Growth Index ranged from $519 million to $19.6 billion.
The Fund's adviser implements its strategy using a quantitative computer model driven by fundamental measures, risk controls and expected trading costs. This process, called the Optimum Q process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize return while controlling risk.
Because the Fund refers to mid-cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in investments in mid-cap companies. For purposes of this policy the Fund considers mid-cap companies to be those companies with market capitalizations similar to companies in the Russell Midcap Growth Index. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market.
■	Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may be different than expected and may negatively affect Fund performance for a variety of reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).
■	Liquidity Risk. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 19.03% (quarter ended June 30, 2003). Its lowest quarterly return was (25.15)% (quarter ended December 31, 2008).

Average Annual Total Return Table
The Fund's R class and IS class commenced operations on December 12, 2006 and January 29, 2010, respectively. For the period prior to commencement of operations of the R class, the performance information shown is for the Fund's A class, adjusted to reflect the expenses of the R class. For the period prior to the commencement of operations of the IS class, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to remove any voluntary waiver of Fund expenses that may have occurred during the period prior to the commencement of operations of the IS class. Additionally, for both the R class and IS class, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to A class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class and after-tax returns for B class, C class, R class and IS class will differ from those shown for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2012)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	0.81%	(2.84)%	7.31%
Return After Taxes on Distributions	0.81%	(2.85)%	7.15%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	(2.40)%	6.48%
B:
Return Before Taxes	0.42%	(2.86)%	7.27%
C:
Return Before Taxes	4.89%	(2.47)%	7.10%
R:
Return Before Taxes	6.17%	(2.21)%	7.42%
IS:
Return Before Taxes	6.98%	(1.65)%	7.96%
Russell Midcap Growth Index[1] (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	10.32%
Lipper Multi-Cap Growth Funds Average[2]	15.25%	0.94%	8.07%
1	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is unmanaged and, unlike the Fund, is not affected by cash flows.
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

FUND MANAGEMENT
The Fund's Investment Adviser is Federated MDTA LLC.
Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since January 2013.
Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since January 2013.
Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since January 2013.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A, B & C Classes
The minimum investment amount for the Fund's A, B and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund's R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Federated MDT Mid Cap Growth Strategies Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4017
CUSIP 314172107
CUSIP 314172206
CUSIP 314172305
CUSIP 314172529
CUSIP 314172198
Q450368 (2/13)
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.